UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

Beacon Roofing Supply, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42492	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300,

Herndon, VA 20170

(Address of Principal Executive Offices) (Zip Code)

(571) 323-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	BECN	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On March 20, 2025, Beacon Roofing Supply, Inc., a Delaware corporation (“Beacon”) and QXO, Inc., a Delaware corporation (“QXO”), issued a joint press release announcing the entry into an Agreement and Plan of Merger, by and among Beacon, QXO and Queen MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of QXO. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this report by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Joint Press Release, dated March 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that may constitute forward-looking statements. These statements include, but are not limited to: statements related to Beacon’s views and expectations regarding the consummation of the transactions contemplated by the merger agreement with QXO and its wholly owned subsidiary, Queen MergerCo, Inc. (the “Transactions”); any statements relating to the plans, strategies and objectives of management or the Board for future operations and activities; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Beacon and its financial performance; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the “Risk Factors” section of Beacon’s Form 10-K for the fiscal year ended December 31, 2024, and subsequent filings with the SEC. In addition, actual results may differ materially from those indicated in any forward-looking statements as the result of: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of Beacon’s stockholders will tender their stock in the tender offer; the possibility that various closing conditions for the transaction may not be satisfied or waived on the anticipated timeframe or at all; factors relating to the Transactions, including the effects of the Transactions, or the completion or failure to complete the Transactions, on Beacon’s businesses; product shortages; changes in supplier pricing and rebates; inability to identify acquisition targets or close acquisitions; difficulty integrating acquired businesses; inability to identify new markets or successfully open new locations; catastrophic safety incidents; cyclicality, seasonality and weather; IT failures or interruptions, including as a result of cybersecurity incidents; goodwill or intangible asset impairments; disruptions in the capital and credit markets; debt leverage; loss of key talent; labor disputes; and regulatory risks. Beacon may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this Current Report on Form 8-K are qualified by the factors, risks and uncertainties referenced above and readers are cautioned not to place undue reliance on forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8-K represent Beacon’s views as of the date of this Current Report on Form 8-K and these views could change. However, while Beacon may elect to update these forward-looking statements at some point, Beacon specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing Beacon’s views as of any date subsequent to the date of this Current Report on Form 8-K.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the pending Transactions involving Beacon and QXO. QXO will cause Queen MergerCo, Inc., a wholly owned subsidiary of QXO, to amend its previously commenced tender offer, which was commenced on January 27, 2025 and contemplated a purchase of all of the outstanding shares of common stock, par value $0.01 per share, of Beacon (the “Shares”) at a price of $124.25 per Share (such offer, the “January Offer”), to increase the purchase price of the Shares to $124.35 per share in cash, without interest, and to make such other amendments to reflect the execution, terms and other conditions of the merger agreement (the “Amended Offer” and together with the January Offer, the “Offer”). QXO will file with the SEC an amended “Tender Offer Statement” on Schedule TO with respect to the Offer and Beacon will file with the SEC a “Solicitation/Recommendation Statement” on Schedule 14D-9 pertaining to the Offer. BEACON’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE TENDER OFFER STATEMENT AND SOLICITATION/RECOMMENDATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders may obtain a copy of the Tender Offer Statement and Solicitation/Recommendation Statement, any amendments or supplements thereto and other documents filed by Beacon and QXO with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials & Presentations” section of Beacon’s website, https://ir.beaconroofingsupply.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of March, 2025.

BEACON ROOFING SUPPLY, INC.

By:	/s/ Prithvi S. Gandhi
Name:	Prithvi S. Gandhi
Title:	Executive Vice President & Chief Financial Officer

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